AMENDMENT NO. 1 TO
                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                           Check the appropriate box:
                      [X] Preliminary information statement
     [ ] Confidential, for use of the Commission only (as permitted by Rule
                                   14c-5(d)(2)
                      [ ] Definitive information statement

                             ADSOUTH PARTNERS , INC.
                       (formerly Zenith Technology, Inc.)

                (Name of Registrant as Specified in Its Charter)
                               [X] No Fee Required
  [ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title  of  each  class  of  securities  to  which  transaction  applies:

2.  Aggregate  number  of  securities  to  which  transaction  applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.  Proposed  aggregate  offering  price:

5.  Total  fee  paid:

[  ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount  previously  paid:

2.  Form,  schedule,  or  registration  statement  number:

3.  Filing  party:

4.  Date  filed:


NOTES:

                      INFORMATION STATEMENT ON SCHEDULE 14C

                              DATED: ARPIL 1, 2004
                             ADSOUTH PARTNERS , INC.
                       (formerly Zenith Technology, Inc.)
                      299 W. Camino Gardens Dr., Suite 200
                            Boca Raton, FL, USA 33432

                              INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY IN CONNECTION WITH ANY SHAREHOLDER VOTE PROPOSED HEREIN, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement (the "Information Statement") is furnished to the shareholders of Adsouth Partners, Inc. (formerly known as Zenith Technology, Inc.), a Nevada corporation ("us", "we" or the "Company"), with respect to certain actions proposed to be taken by the shareholders of the Company (the "Proposals"). The information to which this Amendment No. 1 to Preliminary Information Statement relates was filed with the United States Securities and Exchange Commission (the "SEC") on Schedule 14C on January 29, 2004, and is expected to be provided to shareholders on or about April 21, 2004, or such sooner date as the SEC shall permit. The Company shall deliver the Information Statement to the shareholders of record by either: (a) mailing it to each shareholder of record individually; (b) mailing it to multiple shareholders using a shared address; or (c) mailing it in a form to which each shareholder has consented in writing.

The Proposals have been set out in five (5) corporate resolutions already approved by the Board of Directors of the Company, and expected to be passed by a majority of the outstanding shares of our capital stock at the earliest opportunity following full compliance with all applicable securities filings with the SEC under Rule 14C-101, and the passage of applicable waiting periods with respect to the implementation of such Resolutions.

The Proposals which are the subject of this Information Statement are as follows:

1. That the Articles of Incorporation of the Company be amended in the form attached as Exhibit A to this Information Statement, and specifically to ratify
             ---------
an amendment to Article One of the Articles of Incorporation which was filed with the Secretary of State of Nevada changing the name of the Company to Adsouth Partners, Inc.;

2. That the Articles of Incorporation of the Company be amended in the form attached as Exhibit A to this Information Statement to amend Article Four of the
            ---------
Articles of Incorporation to increase the authorized number of its shares of Common Stock to five hundred million (500,000,000) shares;

3. That the Articles of Incorporation of the Company be amended in the form attached as Exhibit A to this Information Statement to amend Article Four of the
            ---------
Articles of Incorporation to authorize the issuance of Preferred Stock, with a par value of one-hundredth of one cent ($.0001) per share. The number of shares of Preferred Stock which the Company will be authorized to issue is five million

(5,000,000) shares. Of such amount, the Company will designate and establish one (1) series of Preferred Stock, namely Series A Convertible Preferred Stock. The number of shares of Series A Convertible Preferred Stock the Corporation will be authorized to issue will be three million five hundred thousand (3,500,000) shares. The Series A Convertible Preferred Stock will provide to the holders of such shares the right to convert each single share thereof into one hundred (100) shares of fully-paid, validly issued and non-assessable shares of the Company's Common Stock, without further consideration, upon any "change of control" of the Company. For purposes of the Series A Convertible Preferred Stock, a "change of control" will be deemed to have occurred in the event that any person or entity acquires more than twenty-five percent (25%) of the aggregate number of shares of the Company's issued and outstanding Common Stock in any single transaction or series of transactions which has not been approved by our Board of Directors. The Board of Directors, within any limits and restrictions stated, may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock. All remaining shares of Preferred Stock not specifically designated by this Amendment may be designated in the future by action of the Company's Board of Directors and otherwise in accordance with the applicable provisions of the Nevada Revised Statutes of the State of Nevada.;

4. That the 2004 Adsouth Partners, Inc. Stock Incentive Plan (the "Stock Incentive Plan"), substantially in the form attached as Exhibit B to this
                                                               ---------
Information Statement, be adopted and approved as the Stock Incentive Plan of the Corporation from and after the date of its authorization by the shareholders of the Company; and

5. That the 2004 Adsouth Partners, Inc. Management Incentive Program (the "Management Incentive Program"), substantially in the form attached as Exhibit C
                                                                       ---------
to  this  Information  Statement,  be  adopted  and  approved  as the Management
Incentive Program of the Corporation from and after the date of its authorization by the shareholders of the Company.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 31, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, COLLECTIVELY HELD IN EXCESS OF 50% OF THE COMPANY'S OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. MOST OF THESE SHARES ARE HELD BY PERSONS WHO ARE ALSO DIRECTORS OF OUR COMPANY AND HAVE THEREFORE ALREADY APPROVED THE MATTERS COVERED BY THE PROPOSALS. AS A RESULT, THE PROPOSALS ARE EXPECTED TO BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. OTHER THAN AS SPECIFICALLY INDICATED FURTHER IN THIS SCHEDULE, THE ACTIONS DESCRIBED HEREIN ARE EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                         /s/  JOHN  P.  ACUNTO
                                         ------------------------------------
                                         JOHN  P.  ACUNTO
                                         CHIEF  EXECUTIVE  OFFICER
                                         Dated  April  1,  2004

                                TABLE OF CONTENTS

ABOUT  THE  INFORMATION  STATEMENT                                      Page  5

     What  is  the  Purpose  of  the  Information  Statement?           Page  5

     Who  is  Entitled  to  Notice?                                     Page  6

     What  Constitute  the  Voting  Shares  of  the  Company?           Page  6

     What  Corporate  Matters  will  the  Principal  Shareholders

     Vote  for and How will they  Vote?                                 Page  6

     What  Vote  is  Required  to  Approve  the  Proposals?             Page  7

DISSENTERS'  RIGHTS  OF  APPRAISAL                                      Page  7

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF                    Page  7


PROPOSAL NO. 1 - RATIFICATION OF AUTHORIZATION TO CHANGE CORPORATE NAME TO ADSOUTH PARTNERS, INC.

PROPOSAL NO. 2 - AUTHORIZATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S CAPITAL COMMON STOCK.

PROPOSAL NO. 3 - AUTHORIZATION FOR THE COMPANY TO CREATE A CLASS AND SERIES OF CONVERTIBLE PREFERRED STOCK.

PROPOSAL NO. 4 - AUTHORIZATION TO ADOPT THE 2004 ADSOUTH PARTNERS, INC. STOCK INCENTIVE PLAN.

PROPOSAL NO. 5 - AUTHORIZATION TO ADOPT THE 2004 ADSOUTH PARTNERS, INC. MANAGEMENT INCENTIVE PLAN.

AVAILABLE  INFORMATION

EXHIBITS

                             ADSOUTH PARTNERS , INC.
                       (formerly Zenith Technology, Inc.)
                      299 W. Camino Gardens Dr., Suite 200
                            Boca Raton, FL, USA 33432

                              INFORMATION STATEMENT
                                  APRIL 1, 2004
                                  -------------

This Information Statement (the "Information Statement") contains information related to certain actions proposed to be taken by the shareholders of Adsouth Partners, Inc. (formerly Zenith Technology, Inc.), a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about April 21, 2004. The Company shall deliver the Information Statement to the shareholders of record by either: (a) mailing it to each shareholder of record individually;
(b) mailing it to multiple shareholders using a shared address; or (c) mailing it in a form to which each shareholder has consented in writing.

                         ABOUT THE INFORMATION STATEMENT

                WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?
                -------------------------------------------------

This information statement is being furnished to you on Schedule 14C pursuant to
Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which actions are expected to take place on or about April 21, 2004, and consist of (1) the approval of an amendment of the Company's Articles of Incorporation to change the name of the Company to Adsouth Partners, Inc.; (2) increase the authorized number of shares of the Company's common stock; (3) the approval of an amendment of the Company's Articles of Incorporation to create a class and series of convertible preferred stock; (4) to authorize the amendment and restatement of our 2004 Adsouth Partners, Inc. Stock Incentive Plan; and (5) to authorize the amendment and restatement of our 2004 Adsouth Partners, Inc. Management Incentive Plan, all as described herein. We note that we have already filed paperwork with the Secretary of State of Nevada changing the Company's name to Adsouth Partners, Inc., but not to
                                                                          ---
increase the authorized number of its common stock or to create a class and series of convertible preferred stock. This paperwork was erroneously filed by us earlier than the date of this Information Statement being filed and earlier than the shareholder vote approving such change, and therefor the validity of such filing maybe subject to challenge until such time as Proposal No. 1 in its entirety is actually approved by the shareholders. Rather than spend more of the Company's resources to correct this erroneous filing and then refile it in thirty days, our Board of Directors has elected to leave the filing in place, inasmuch as the vote is virtually assured by shareholders who control a sufficient amount of our shares to approve the Proposals, and who have indicated their support in favor of Proposal No. 1. In the event this situation changes, or some other challenge is raised which threatens to invalidate our accidentally premature filing, we will file a corrective document with the Secretary of State of Nevada, and refile our amendment subsequent to the date of our shareholder vote, tentatively scheduled to occur on or about April 21, 2004.

WHO  IS  ENTITLED  TO  NOTICE?
------------------------------

Each outstanding share of common stock of record on the close of business on March 31, 2004 (the "Record Date"), will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock have already indicated that they will vote in favor of the Proposals. Under Nevada corporate law, all activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT  CONSTITUES  THE  VOTING  SHARES  OF  THE  COMPANY?
--------------------------------------------------------

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 80,746,408 shares of common stock were issued and outstanding.

WHAT  CORPORATE  MATTERS  WILL THE SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?
--------------------------------------------------------------------------------

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1. TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO ADSOUTH PARTNERS, INC.;
  ---------------------

2. TO INCREASE THE AUTHORIZED SHARES OF ITS COMMON STOCK TO FIVE HUNDRED MILLION (500,000,000);

3. TO CREATE A CLASS OF CONVERTIBLE PREFERRED STOCK WITH AN AUTHORIZED AMOUNT OF FIVE MILLION (5,000,000) SHARES OF WHICH THREE MILLION FIVE HUNDRED THOUSAND (3,500,000) SHARES WILL BE DESIGNATED SERIES A CONVERTIBLE PREFERRED STOCK. THE SERIES A CONVERTIBLE PREFERRED STOCK SHALL PROVIDE TO THE HOLDERS OF SUCH SHARES THE RIGHT TO CONVERT EACH SINGLE SHARE THEREOF INTO ONE HUNDRED
(100) SHARES OF FULLY-PAID, VALIDLY ISSUED AND NON-ASSESSABLE SHARES OF THE COMPANY'S COMMON STOCK, WITHOUT FURTHER CONSIDERATION, UPON ANY "CHANGE OF CONTROL" OF THE COMPANY. FOR PURPOSES OF THE SERIES A CONVERTIBLE PREFERRED STOCK, A "CHANGE OF CONTROL" SHALL BE DEEMED TO HAVE OCCURRED IN THE EVENT THAT ANY PERSON OR ENTITY SHALL HAVE ACQUIRED MORE THAN TWENTY-FIVE PERCENT (25%) OF

THE  AGGREGATE  NUMBER  OF SHARES OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON
STOCK IN ANY SINGLE TRANSACTION OR SERIES OF TRANSACTIONS WHICH HAS NOT BEEN APPROVED BY OUR BOARD OF DIRECTORS;

4. TO AMEND AND RESTATE OUR STOCK INCENTIVE PLAN TO REFLECT THE COMPANY'S NEW NAME AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR GRANTS UNDER THE PLAN; AND

5.     TO  AMEND  AND  RESTATE  OUR  MANAGEMENT INCENTIVE PROGRAM TO REFLECT THE
COMPANY'S NEW NAME, TO INCREASE THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR GRANTS UNDER THE PLAN, AND TO MAKE MINOR CORRECTIONS OF TYPOGRAPHICAL ERRORS THAT WERE IN OUR PREVIOUSLY ADOPTED MANAGEMENT INCENTIVE PLAN.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSALS?
------------------------------------------------------

The affirmative vote of a majority of the shares of our Common Stock issued and outstanding on the record date is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals. As of 5:00 p.m. on March 31, 2004, the Record Date for determining the shareholders of the Company who are entitled to vote on the Proposals, we had 80,746,408 shares of our Common Stock issued and outstanding.
                         DISSENTERS' RIGHTS OF APPRAISAL

There is no provision in the Nevada General Corporation law, nor in our Articles of Incorporation or Bylaws, providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the Proposals described in this Information Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of March 31, 2004. As of such date, the Company had 80,746,408 shares of common stock issued and outstanding, and no other shares issued and outstanding. The table below identifies all shares of the Company's common stock that were owned by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the Company's outstanding common stock; (ii) each director and executive officer of the Company; and (iii) all officers and directors of the Company as a group, in each case as of March 31, 2004. Except as may be otherwise indicated in the footnotes to the table below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.


TITLE                      NAME AND ADDRESS OF        AMOUNT AND NATURE OF      PERCENT OF
CLASS                       BENEFICIAL OWNER             BENEFICIAL OWNER         CLASS
-------------------------- ---------------------      ---------------------     ----------
Common                       John P. Acunto, Jr.          48,000,000  1           59.45%
                             Officer, Director
                             299 West Camino Gardens
                             Suite 200
                             Boca Raton, FL  USA
                             33432

Common                       John Cammarano                  867,611               1.07%
                             Officer
                             299 West Camino Gardens
                             Suite 200
                             Boca Raton, FL  USA
                             33432

Common                       Lee Wingeier                    700,000               0.87%
                             Officer
                             299 West Camino Gardens
                             Suite 200
                             Boca Raton, FL  USA
                             33432

Common                       Gary Hohman                   3,000,000               3.72%
                             Officer
                             299 West Camino Gardens
                             Suite 200
                             Boca Raton, FL  USA
                             33432

Common                       Angela E. Acunto             48,000,000  1           59.45%
                             Officer
                             299 West Camino Gardens
                             Suite 200
                             Boca Raton, FL  USA
                             33432

Common                       Tiger Fund, Inc.             12,084,098              14.97%
                             2600 Michelson Drive
                             17th Floor
                             Irvine, CA  92612

                             Shares of all directors      52,576,611              65.11%
                             and Executive officers as
                             a group

1 John P. Acunto and Angela E. Acunto are husband and wife and, pursuant to Rule 13d-3, each of them may be deemed to have beneficial ownership of the amount of shares reflected as owned by the other in the table above.

     PROPOSAL 1 - RATIFICATION TO THE CHANGE OF OUR CORPORATE NAME TO ADSOUTH
                                 PARTNERS, INC.

Our Board of Directors has determined that it would be in the best interests of the Company and our shareholders to change the name of the Company to Adsouth Partners, Inc. We note that we have already filed paperwork with the Secretary of State of Nevada changing the Company's name to Adsouth Partners, Inc., and the Amendment became effective upon its filing with the Nevada Secretary of State on January 8, 2004. We have not yet filed with the Secretary of State of
                                    ---
Nevada an amendment to increase the authorized number of its common stock or to create a class and series of convertible preferred stock, as discussed in Proposal No. 2 and Proposal No. 3 below. The paperwork to amend the Articles of Incorporation to change our corporate name was erroneously filed by us earlier than the initial date on which this Information Statement was originally filed, and earlier than the shareholder vote approving such change described herein, and therefore the validity of such filing may be subject to challenge until such time as this Proposal No. 1 is actually approved by the shareholders. However, rather than spend more of the Company's limited resources to correct this erroneous filing and then re-file it, our Board of Directors has elected to leave the filing in place because the vote is virtually assured by shareholders who control a sufficient amount of our voting shares to approve the Proposals and who have indicated their support in favor of Proposal No. 1. We do now recognize that this triggered a technical violation of Rule 14c-2(b) of the 1934 Act Rules, which we did not realize at the time. In the event that some challenge is raised which threatens to invalidate our premature filing, we will file a corrective document with the Secretary of State of Nevada, and re-file our amendment subsequent to the date of our shareholder vote, tentatively scheduled to occur on or about April 21, 2004. The only effect of the Amendment, as filed, was to change the name of our corporation from Zenith Technologies, Inc. to Adsouth Partners, Inc., and the subsequent ratification of such action by the shareholders as called for in this Proposal No. 1 will eliminate any challenge that the name change has not been approved by both the Board of Directors and the shareholders of the Company.

   PROPOSAL 2 - AUTHORIZATION TO INCREASE THE AMOUNT OF OUR AUTHORIZED NUMBER OF
                             SHARES OF COMMON STOCK.

This Proposal, when adopted by the shareholders of the Company as contemplated herein, will permit the Company to increase the authorized number of its common stock from its current authorized amount from one hundred million shares (100,000,000) to five hundred million (500,000,000). The purpose of this Proposal is to authorize the additional number of shares of its Common Stock in order to increase the total amount of shares which may be issued by the Company
(1) in order to raise additional capital for the Company in the future; (2) to satisfy the grant of compensatory awards pursuant to the Company's Incentive Stock Option Plan and Management Incentive Plan as such plans are described elsewhere in this Information Statement; (3) to have shares available for the making of possible acquisitions, joint ventures, strategic alliances or other corporate arrangements if and to the extent that such arrangements may be specifically approved by the Board of Directors of the Company at some point in the future; and for such other purposes as the Board of Directors may determine from time to time following the authorization of such increase.

As of the date of this Information Statement, other than in connection with the fulfillment of the grant of compensatory awards to John Acunto, Angela Acunto, Gary Hohman and John Cammarano under the Management Incentive Plan described in Proposal No. 5 in this Information Statement, the Company has no present arrangement, obligation or specific intention to issue shares of our Common Stock to accomplish any of the items set forth in the preceding paragraph, however the Board of Directors will have the express authority, without further shareholder approval, to issue shares of our Common Stock out of the pool of authorized but unissued shares of Common Stock (up to 500,000,000 shares) for any of the purposes described above without the further approval by, or prior knowledge of, the shareholders once this Proposal No. 2 is adopted by the shareholders of the Company.

We anticipate effectuating the Amendment with the Nevada Secretary of State in substantially the form attached as Exhibit A to this Information Statement on or
                                   ---------
about  April  21,  2004.

PROPOSAL 3 - AUTHORIZATION TO CREATE A CLASS AND SERIES OF CONVERTIBLE PREFERRED
                                     STOCK.

This Proposal, when adopted by the shareholders of the Company as contemplated herein, will permit the Company to create a class and series of convertible preferred stock, and to authorize the issuance of up to five million (5,000,000) shares of convertible preferred stock by the Board of Directors of the Company, of which three million five hundred thousand (3,500,000) shares will be designated Series A Convertible Preferred Stock. The convertible preferred stock authorized by this Amendment could be used for any of the same purposes enumerated with respect to the issuance of Common Stock in Proposal No. 2 above. The Board of Directors, within any limits and restrictions stated, may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock.

The Series A Convertible Preferred Stock is specifically designed to provide the holders of such shares the right to convert each single share thereof into one hundred (100) shares of fully-paid, validly issued and non-assessable shares of the Company's Common Stock, without further consideration, upon any "change of control" of the Company. For purposes of the Series A Convertible Preferred Stock, a "change of control" shall be deemed to have occurred in the event that any person or entity shall have acquired more than twenty-five percent (25%) of the aggregate number of shares of the Company's issued and outstanding Common Stock in any single transaction or series of transactions which is not approved by our Board of Directors. While the Board of Directors will have the ability to issue shares of Series A Convertible Preferred Stock to any person once it has been duly authorized and created, the primary purpose for the authorization to issue a series of stock having the particular attributes of the proposed Series A Convertible Preferred Stock is to serve as a deterrent to any outside person taking control of the Company away from its existing controlling shareholders.

As of the date of this Information Statement, other than in connection with the fulfillment of the grant of compensatory awards to John Acunto, Angela Acunto, Gary Hohman and John Cammarano under the Management Incentive Plan described in Proposal No. 5 in this Information Statement, the Company has no present arrangement, obligation or specific intention to issue shares of our Common Stock to accomplish any of the items enumerated above, however the Board of Directors will have the express authority, without further shareholder approval, to issue shares of our Common Stock out of the pool of authorized but unissued shares of Common Stock (up to 500,000,000 shares) for any of the purposes described above without the further approval by, or prior knowledge of, the shareholders once this Proposal No. 2 is adopted by the shareholders of the Company.

All remaining shares of Preferred Stock not so specifically designated may be designated in the future by action of the Board of Directors of the Corporation and otherwise in accordance with the applicable provisions of the Nevada Revised Statutes of the State of Nevada. We anticipate effectuating the Amendment with the Nevada Secretary of State in substantially the form attached as Exhibit A to
                                                                    ---------
this  Information  Statement  on  or  about  April  21,  2004.

     PROPOSAL 4 - AUTHORIZATION TO ADOPT THE 2004 ADSOUTH PARTNERS, INC. STOCK
                                 INCENTIVE PLAN

During 2003, the Company adopted the 2003 Zenith Technology Stock Incentive Plan (the "2003 Incentive Plan"), providing for the award of direct stock grants, options to purchase common stock, and awards based upon certain stock appreciation rights. The 2003 Incentive Plan was filed with the SEC as an Exhibit to a registration statement on Form S-8 on June 23, 2003. On May 9, 2003, the Company's Board of Directors authorized additional shares of stock to be available under the 2003 Incentive Plan bringing the total amount of shares available for issuance under the 2003 Incentive Plan to 13,099,220.

As of the date of this Information Statement, no stock options or stock appreciation rights have been granted under the 2003 Stock Incentive Plan. Stock grants totaling 13,017,000 have been made to consultants of the Company pursuant to the Stock Incentive Plan, which amounts included 4,000,000 shares to Timothy N. Williams, who provided management services to our company and subsequently became the president of Tiger Fund, Inc.; 8,417,000 shares to Omar Rizvi, managing member of Strategy Partners, LLC, which currently provides us management consulting, business development and compliance services; and 350,000 shares each to Glenn Robinson and John Cammarano, who provide us ongoing sales and marketing consulting services in connection with our recent acquisition of the product line known as Derma Fresh. Mr. Cammarano has become the President of our company subsequent to the closing of the Derma Fresh acquisition.

Once adopted, the 2004 Adsouth Stock Incentive Plan will have authorized up to 15,000,000 shares for issuance to selected non-management employees, consultants, directors and advisors upon the specific approval of our Board of Directors. During the first fiscal quarter of 2004, we issued a total of 466,666 shares of stock to a total of five (5) non-management, non-director employees. Had the 2004 Stock Incentive Plan been approved on the date these shares were issued, such shares would have been issued under the Stock Incentive Plan. Since the 2004 Stock Incentive Plan cannot be made effective until it has been approved by the shareholders on the date which is 20 days from the date this Information Statement is mailed to our shareholders, the shares issued to the non-management, non-director employees referred to above had to be issued outside of that Stock Incentive Plan, and our company may not receive as favorable tax treatment as if the shares had been issued under the 2004 Stock Incentive Plan, however, we intend to seek to have such shares deemed issued under the Plan, as originally authorized, if and to the extent that we may be permitted to do so after the 2004 Stock Incentive Plan becomes fully effective. It is possible that none of the shares of stock will be includible in the 2004 Stock Incentive Plan.

Our Stock Incentive Plan must be amended and restated to reflect the new name of the Company, Adsouth Partners, Inc., (see Proposal Number 1 above), and to increase the authorized number of shares that are available for grants under the Stock Incentive Plan. The Stock Incentive Plan is an internal document maintained by our Board of Directors and does not require filing with the Secretary of State of Nevada or any other governmental body in order to become operative. We anticipate effectuating the amendment and restatement of our Stock Incentive Plan in substantially the form attached as Exhibit B to this
                                                               ---------
Information Statement, the "2004 Adsouth Partners, Inc. Stock Incentive Plan", on or about April 21, 2004.

  PROPOSAL 5 - AUTHORIZATION TO ADOPT THE 2004 ADSOUTH PARTNERS, INC. MANAGEMENT
                                INCENTIVE PROGRAM

During 2003, the Company adopted its 2003 Management Incentive Program (the "Management Plan"), which provided for the issuance of up to 250,000 shares of common stock for key management of our company. No awards of stock have been made under the Management Plan as of the date of this filing, however on February 27, 2004 our Board of Directors adopted a resolution to issue management incentive shares to certain existing and proposed key management at such time as our 2004 Management Incentive Program is formally adopted by the shareholders. Our Management Plan must be amended and restated to reflect the new name of our company, Adsouth Partners, Inc., (see Proposal Number 1 above), to increase the number of shares available under the Management Incentive Program consistent with the stock grants contemplated by the Board of Directors, and to make minor corrections relating to typographical errors that were in the prior version Management Incentive Program.

During the first fiscal quarter of 2004, we issued a total of 24,567,611 shares of stock to a total of five (5) executive officers of our company, one of whom is also a director. Had the 2004 Management Incentive Program been approved on the date these shares were issued, such shares would have been issued under the Management Incentive Program. Since the 2004 Management Incentive Program cannot be made effective until it has been approved by the shareholders on the date which is 20 days from the date this Information Statement is mailed to our shareholders, the shares issued to the executive officers referred to above had to be issued outside of that Management Incentive Program, and our company may not receive as favorable tax treatment as if the shares had been issued under the 2004 Management Incentive Program, however, we intend to seek to have such shares deemed issued under the Plan, as originally authorized, if and to the extent that we may be permitted to do so after the 2004 Management Incentive Program becomes fully effective. It is possible that none of the shares of stock will be includible in the 2004 Management Incentive Program. The shares issued during the first fiscal quarter of 2004 to executive officers and directors of the Company, and which we will seek to have included in the 2004 management Incentive Program once adopted as described above, included the following:

     Name  of  Executive     Position  with Company     Number of Shares Awarded
     -------------------     ----------------------     ------------------------

     John  P.  Acunto        Chairman  and  CEO               10,000,000  1

     John  Cammarano         President                           467,611  2

     Angela  Acunto          Executive  Vice  President       10,000,000  1

     Gary  Hohman            Chief  Operating  Officer         3,000,000

1 John P. Acunto and Angela E. Acunto are husband and wife and, pursuant to Rule 13d-3, each of them may be deemed to have beneficial ownership of the amount of shares reflected as owned by the other in the table above.

2 Mr. Cammarano entered into an Employment Agreement with us, dated as of March 18, 2004, pursuant to which he has the fully-vested option, for one year from the date of the agreement, to purchase up to 1,000,000 shares of our common stock from us for a price per share equal to the average closing price of our shares for the ten-day period immediately preceding the date of the agreement. The Agreement also provides him with the right to receive, among other compensation, (a) a monthly stock commission equal to five percent (5%) of the gross sales generated by us as a result of his direct sales efforts, calculated using the average closing price of our trading shares during the month for which such stock commission relates; and (b) a one-time stock bonus, such number of our shares as is equal to One Hundred Thousand Dollars ($100,000) based upon the average trading price of our shares for the ten-day period immediately preceding the issuance of such shares, which issuance is required to be made within ten days following the date that the Proposals described herein are enacted by the shareholders. Due to the fluctuation in the market price of our shares, the number of shares to which Mr. Cammarano may become entitled under this agreement cannot be determined until the formulas described above can be calculated in the manner described. It is likely that our 2004 Management Incentive Program will need to be increased periodically in the future to accommodate the stock payments contemplated by this employment agreement, as well as any further similar commission-based agreements which the Board of Directors may authorize the company to make with our management from time to time. Apart from the shares described above, prior to joining Adsouth Partners, Inc., Mr. Cammarano received 375,000 shares of our common stock in connection with consulting work he performed, and continues to perform, for us pertaining to the Derma Fresh product line which we have recently acquired.

Once adopted, the 2004 Management Incentive Program will have authorized up to 25,000,000 for issuance to key management personnel of our company upon the specific approval of our Board of Directors. The Management Incentive Program is an internal document maintained by our Board of Directors and does not require filing with the Secretary of State of Nevada or any other governmental body in order to become operative.

We anticipate effectuating the amendment and restatement of our Stock Incentive Plan in substantially the form attached as Exhibit C to this Information
                                                  ----------
Statement, the "2004 Adsouth Partners, Inc. Management Incentive Plan", on or about April 21, 2004.

                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

The Board of Directors of the Company knows of no matters, other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                               /s/  John  P.  Acunto
                               -----------------------------------
                               John  P.  Acunto
                               Chief  Executive  Officer,
                               Dated  April  1,  2004

                                    EXHIBIT A
                                    ---------

                            CERTIFICATE OF AMENDMENT
          (PURSUANT TO NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name  of  Corporation:     Zenith  Technology,  Inc.

2.  The  articles  have  been  amended  as  follows:

     Article  One:  The  Name  of  the  Corporation  is:  Adsouth Partners, Inc.

     Article Four: This Corporation is authorized to issue two classes of stock, which are voting Common Stock and Preferred Stock. The shares of Common Stock which this Corporation is authorized to issue shall have a par value of one-hundredth of one cent ($.0001) per share and the number of shares of Common Stock this Corporation is authorized to issue is five hundred million (500,000,000) shares. The shares of Preferred Stock this Corporation is authorized to issue shall have a par value of one-hundredth of one cent ($.0001) per share and the number of shares of Preferred Stock this Corporation is authorized to issue is five million (5,000,000) shares. Of such amount, the Corporation hereby designates and establishes one (1) series of Preferred Stock, namely Series A Convertible Preferred Stock. The number of shares of Series A Convertible Preferred Stock the Corporation is authorized to issue shall be three million five hundred thousand (3,500,000) shares. The Series A Convertible Preferred Stock shall provide to the holders of such shares the right to convert each single share thereof into one hundred (100) shares of fully-paid, validly issued and non-assessable shares of the Company's Common Stock, without further consideration, upon any "change of control" of the Company. For purposes of the Series A Convertible Preferred Stock, a "change of control" shall be deemed to have occurred in the event that any person or entity shall have acquired more than twenty-five percent (25%) of the aggregate number of shares of the Company's issued and outstanding Common Stock in any single transaction or series of transactions which are not approved by our Board of Directors. The Board of Directors, within any limits and restrictions stated, may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock. All remaining shares of Preferred Stock not so specifically designated may be designated in the future by action of the Board of Directors of the Corporation and otherwise in accordance with the applicable provisions of the Nevada Revised Statutes of the State of Nevada.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______________.

4.  Effective  date  of  filing:  February  ___,  2004

5.  Officer  Signature:               _____________________________
                                      John  P. Acunto, Chief Executive Officer

                                    EXHIBIT B
                                    ---------


                             ADSOUTH PARTNERS, INC.

                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN

ARTICLE  1.  ESTABLISHMENT,  PURPOSE,  AND  DURATION

1.1 ESTABLISHMENT OF THE PLAN. Zenith Technology, Inc., a Nevada corporation (hereinafter referred to as the "Company"), previously established a stock option and incentive award plan known as the "Zenith Technology, Inc.
Stock Incentive Plan" (the "Plan"). Subsequently, the Company filed an amendment to its Articles of Incorporation with the Nevada Secretary of State changing its corporate name to Adsouth Partners, Inc. The Zenith Technology, Inc. Stock Incentive Plan is hereby being amended and restated and shall be hereafter known as the Adsouth Stock Incentive Plan" or the "Plan", as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

     This Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's stockholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3 hereof.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by employees, directors, and other persons who perform services for the Company, and who are responsible for its future growth and continued success. The Plan promotes the success, and enhances the value, of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until one day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE  2.  DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     (b) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards or Stock Appreciation Rights.

(c) "Beneficial Owner" or "Beneficial Ownership" has the meanings given to such terms in Rule 13d-3 of the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (e) "Cause" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either Clauses (i) or (ii) above shall be determined by the Committee.
Notwithstanding the foregoing, if the Participant has entered into a written employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means a committee of two or more Non-Employee Directors appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3 hereof, and to perform the function set forth therein, provided, however, that if a Committee has not been constituted by the Board as
--------
of any date on which the Committee is required or permitted to act hereunder, then references to acts of the Committee shall mean for all purposes acts of the Board of Directors in its entirety.

     (h) "Common Stock" means the common stock of the Company, par value $.0001 per share.

     (i) "Company" means Adsouth Partners, Inc., a Nevada corporation, or any successor thereto as provided in Article 17.

     (j) "Corresponding SAR" means any SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     (k) "Director" means any individual who is a member of the Board of Directors of the Company.

     (l) "Disability" has the meaning given to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

     (m) "Employee" means any employee of the Company, or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries are not considered Employees under this Plan.

     (n)  "Effective  Date"  has  the  meaning  given  to  it  in  Section  1.1.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (p)  "Fair  Market  Value"  shall  be  determined  as  follows:

          (i) if, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded on the date of calculation thereof or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

          (ii) if, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq on the date of calculation thereof; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

          (iii) if, on the relevant date, the Shares are not publicly traded as described in Clauses (i) or (ii) above, then on the basis of the good faith determination of the Committee.

     (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 of this Plan, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     (r) "Initial Value" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of such grant.

     (s) "Insider" means an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the

Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

     (t) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m) or any successor statute thereto.

     (u) "Non-Employee Director" means a Director of the Company who satisfies the requirements under Rule 16b-3(b)(3) of the Exchange Act.

     (v) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

     (w)  "Option"  means  an  Incentive  Stock  Option  or a Nonqualified Stock
Option.

     (x) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee. The Option Price may not be less than the Fair Market Value of a Share on the date the Option is granted.

     (y) "Participant" means an Employee, a Director, or other person who performs services for the Company or a Subsidiary, who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

     (z) "Performance Share Award" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

     (aa) "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     (bb) "Retirement" means the act of retiring from employment with the Company or any Subsidiary on or after attaining age 65.

     (cc) "Restricted Stock" means an Award of Common Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof, federal and state securities laws and regulations, and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

     (dd) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an
Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both
                                                                       ----

Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     (ee) "Securities Laws" means all federal and state laws, statutes, regulations, rules, pronouncements, court orders, administrative rulings, administrative actions or "no-actions", self-regulatory governing rules, bylaws and other requirements, and any other document or instrument which has the power to dictate or govern the manner in which securities are offered, sold, distributed, transferred, cancelled or otherwise dealt with in any jurisdiction.

     (ff) "Shares" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3 hereof).

     (gg) "Stock Award" means a grant of Shares under Article 8 that is not generally subject to restrictions (other than those which may be imposed by applicable Securities Laws), and pursuant to which a certificate for the Shares is transferred to the Employee.

     (hh) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.

   ARTICLE  3.  ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board that is granted authority to administer the Plan, with such Committee consisting of not less than one (1) Director who is a Non-Employee Director. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees, Directors, and other persons who perform services for the Company or a Subsidiary, who are responsible for the future growth and success of the Company who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability and vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 hereof) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their respective estates and beneficiaries.

ARTICLE  4.  SHARES  SUBJECT  TO  THE  PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall not exceed twenty-seven percent (27%) of the total issued and outstanding shares as of the date any Award is granted; provided, that the number of Shares available for grant as ISOs under the Plan shall not exceed an aggregate of fifteen million (15,000,000) Shares. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company privately or at market.

     The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of the Option Price or for withholding taxes, any Shares subject to such Award or that are withheld shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE  5.  ELIGIBILITY  AND  PARTICIPATION

     Any key Employee of the Company or any Subsidiary, including any such Employee who is also a director of the Company or any Subsidiary, any non-employee Director, and any other person who performs services for the Company or a Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE  6.  STOCK  OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant, as well as the terms, conditions and requirements thereof, which need not be the same as to all Participants. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000.00. The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

     6.2 AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified (or, after the issuance thereof but prior to exercise becomes disqualified) as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

     6.3 OPTION PRICE. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant who, at any time would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted.

     6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

     6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

     6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months [if required for accounting purposes] and for the period required by law, if any, prior to their tender to satisfy the Option
Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

     6.7 LIMITED TRANSFERABILITY. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including but not limited to transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof,
"Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

     6.8 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE  7.  STOCK  APPRECIATION  RIGHTS

     7.1 GRANTS OF SARS. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. A SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR.

     7.2 DURATION OF SARS. The duration of a SAR shall be set forth in the Agreement as determined by the Committee. A SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any SAR granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be exercisable not later than the fifth (5th) anniversary date of its grant. The expiration of a SAR shall be as set forth in this
Section 7.2, regardless of whether the SAR was granted in connection with the grant of an Option.

     7.3 EXERCISE OF SAR. A SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. A SAR granted under this Plan may be exercised with respect to any number of shares less than a full number of whole shares for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

     7.4 DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of a SAR, but a cash payment shall be made in lieu thereof.

     7.5 NONTRANSFERABILITY. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates.

     Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer a SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

     7.6 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to any SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE  8.  RESTRICTED  STOCK;  STOCK  AWARDS

     8.1 GRANTS. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion.

     8.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Section 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

          (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

          (b)  the  occurrence  of  a  Change  in Control (as defined in Section
          13.1).

     The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

     8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

          (a) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

          (b) none of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

          (c) all of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee (or non-Employee Director) of the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan.

     With  respect  to  any  Shares  received  as  a result of adjustments under
SECTION 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
SECTION  8.

     8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Shares but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional shares to the holders thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in ARTICLE 15 below.

     8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE  9.  PERFORMANCE  SHARE  AWARDS

     9.1 AWARD. The Committee may designate Participants to whom Performance Share Awards will be granted from time to time for no consideration and specify the number of shares of Common Stock covered by the Award. Nothing in this
Article 9 is intended to limit or restrict the imposition by the Committee of performance criteria upon any Participant as a condition to the receipt of any other type of award or security granted to such Participant under any other Section of the Plan.

     9.2 EARNING THE AWARD. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant. To the extent required, the performance objectives applicable to Awards to Named Executive Officers intended to qualify under Code Section 162(m) shall be selected from among the following measures: return on equity or assets, earnings per share, total earnings, earnings growth, return on capital, economic value added and increase in Fair Market Value of the Shares. The determination as to whether such objectives have been achieved shall be made by the Committee, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year.

     9.3 PAYMENT. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair
Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of shares of Common Stock equal to each Performance Share earned. A fractional share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

     9.4 SHAREHOLDER RIGHTS. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded.

ARTICLE  10.  BENEFICIARY  DESIGNATION

     To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE  11.  DEFERRALS

     The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such

Participant by virtue of the exercise of an Option, the vesting of Restricted Stock, or the earning of a Performance Share Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


ARTICLE  12.  RIGHTS  OF  EMPLOYEES

     12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE  13.  CHANGE  IN  CONTROL

13.1 DEFINITION. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

          (a) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Company Common Stock
          Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of Company Voting
          Securities  Outstanding,  as  the  case  may  be;  or

          (b) The approval by the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 13 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

     Notwithstanding the provisions set forth in subsections (a) and (b), the following shall not constitute a Change in Control for purposes of this Plan:

          (1) any acquisition of shares of Common Stock by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or

          (2) any acquisition of shares of Common Stock, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company
          Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

     13.2 LIMITATION OF AWARDS. Notwithstanding any other provisions of the Plan, if the right to receive or benefit from any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by
Section  4999  of  the  Code.

ARTICLE  14.  AMENDMENT,  MODIFICATION  AND  TERMINATION

     14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
ARTICLE 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan, as provided in Section 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by the Plan or by law.

     14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

     14.3 COMPLIANCE WITH CODE SECTION 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

ARTICLE  15.  WITHHOLDING

     15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

     15.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE  16.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE  17.  SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE  18.  LEGAL  CONSTRUCTION

     18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.4 REGULATORY APPROVALS AND LISTING. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.5 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

     AS APPROVED BY THE BOARD OF DIRECTORS OF ADSOUTH PARTNERS, INC. ON JANUARY 23, 2004.


                             ADSOUTH  PARTNERS,  INC.


                             By:  /s/ John P. Acunto, Jr.
                                  ----------------------------
                                  John  P.  Acunto,  Jr.
                                  Chairman  of  the  Board

                                    EXHIBIT C
                                    ---------


                             ADSOUTH PARTNERS, INC.

                              AMENDED AND RESTATED
                          MANAGEMENT INCENTIVE PROGRAM


1.       ESTABLISHMENT  AND  EFFECTIVE  DATE  OF  PLAN

     Zenith Technology, Inc., a Nevada corporation (hereinafter referred to as the "Company"), previously established a management incentive award program known as the Zenith Technology, Inc. Management Incentive Program (the "Plan") Subsequently, the Company filed an amendment to its Articles of Incorporation with the Nevada Secretary of State changing its corporate name to Adsouth
Partners, Inc. The Zenith Technology, Inc. Management Incentive Program is hereby being amended and restated and shall hereafter be known as the "Adsouth, Inc. Amended and Restated Management Incentive Program" or the "Program", as set forth in this document.

The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's stockholders within the 12-month period immediately thereafter, and shall remain in effect, subject to the rights of amendment and termination in
Section 15 of this Program. Payments under the Plan shall only be made to Named Executive Officers after the Plan is approved by the stockholders of the Company, unless the Board of Directors determines otherwise.

2.       PURPOSE  OF  THE  PLAN

     The purpose of the Plan is to reward certain key management personnel of the Company and its Business Units for achieving performance goals relating to, among other things, increasing operating income and return on investment, increasing shareholder value, promoting growth and efficient use of resources and achieving specific individual goals.

3.       DEFINITIONS

         (a) "Additional Shares" has the meaning given to it in Section 6(A)(C) hereof.

         (b) "Base Annual Salary" means the base salary established for a Participant during the applicable Plan Year, as determined by the Committee (which shall include the amount of any pre-tax deferrals or other pre-tax payments made by the Participant to the Company's deferred compensation or welfare plans, whether qualified or non-qualified).

         (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (d) "Business Unit" means a separate business operating unit of the Company with respect to which separate performance goals may be established hereunder.

         (e)  "Change  in  Control"  means  any  of  the  following  events:

               (i) The acquisition (other than from the Company) by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

               (ii) The individuals who, as of the Effective Date, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

               (iii) Approval by stockholders of the Company of (1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, for purposes of subsection (i) above, "person" shall not include any person who on the date hereof owns 100% or more of the Company's outstanding securities, and a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

         (f) "Chief Executive Officer" means the chief executive officer of the Company, unless otherwise specified.

         (g)   "Code"  means  the  Internal  Revenue  Code  of 1986, as amended.

         (h) "Committee" means the Compensation Committee of the Board of Directors or any other committee designated by the Board of Directors which is responsible for administering the Plan.

         (i) "Common Stock" means the common stock of the Company, par value $.0001 per share.

         (j) "Company" means Adsouth Partners, Inc., a Nevada corporation, or any successor thereto as provided in Section 14 hereof.

         (k)    "Effective Date" has the meaning given to it in Section 1 above.

         (l) "Estimated Earnings" means the Company's estimated earnings for the fiscal year based upon the consensus estimate forecasted by analysts and market makers for the fiscal year, as adjusted by the Committee in its discretion.

         (m) "Incentive Award" or "Award" means the cash and, if applicable, Shares or restricted Shares awarded to Participants under the terms of the Plan.

         (n) "Maximum Award" means the maximum percentage of Base Annual Salary which may be paid based upon the Company's or Business Unit's Relative Performance during the Plan Year.

         (o) "Named Executive Officer" means a Participant who as of the date of payment of an Incentive Award is one of the group of "covered employees" under Code Section 162(m) and the regulations thereunder.

         (p) "Participant" means an executive of the Company, a Business Unit or an affiliate who is designated by the Committee (or its designee) to participate in the Plan.

         (q) "Personal Performance Goals" means the goals established for each Participant each year to improve the effectiveness of the Participant's area of responsibility as well as the Company as a whole.

         (r) "Plan Year" means the twelve month period which is the same as the Company's fiscal year. The initial Plan Year shall be January 1 through December 31, 2004.

         (s) "Program Rules" means the eligible Participants, performance measures, Incentive Award amounts, and other rules and conditions established annually by the Committee pursuant to Section 4 of this Program, subject to ratification by the Board of Directors. The Program Rules for Participants other than Named Executive Officers may be established by a designee of the Committee.

         (t) "Relative Performance" means the extent to which the Company, or designated Business Unit, as applicable, achieves the performance measurement criteria set forth in the Program Rules.

         (u) "Shares" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 7 hereof).

         (v) "Target Award" means the percentage (which may vary among Participants and from Plan Year to Plan Year) of Base Annual Salary which will be paid to a Participant as an Incentive Award if the performance measurement criteria applicable to the Participant for the Plan Year is achieved, as reflected in the Program Rules for such Plan Year.

         (w) "Threshold Award" means the minimum percentage of Base Annual Salary which may be paid based on the Company's Relative Performance during the Plan Year.


4.       ADMINISTRATION  OF  THE  PLAN

     The Plan will be administered by the Committee; provided, however, the Committee shall have the right to delegate as it may deem necessary or appropriate to the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer its authority and responsibility for administration of parts of the Plan as it applies to Participants other than Named Executive Officers. Subject to the right of the Board of Directors to ratify such Program Rules, the Committee (or its designee) will have the authority, from time to time, to determine the Program Rules for the following matters:

         (a)   the  executives  who  are  eligible  to  participate in the Plan;

         (b) the types of Awards to grant under the Plan, such as the use of a performance matrix or bonus pool, which may vary among Participants and from year to year;

         (c) the Target Award, Maximum Award and Threshold Award that can be granted to each Participant and the method for determining such award, which the Committee may amend from time to time;

         (d) the performance targets and the measurement criteria to be used in determining the Company's or a Business Unit's Relative Performance, which will include one or more of the following, as determined by the Committee each year: operating income, return on investment, Estimated Earnings, net income, earnings per share, return on equity, return on assets (or net assets), profit before taxes, market value of the Company's stock, and total shareholder return;

         (e) the time or times and the conditions (such as continuing employment requirements) subject to which any Incentive Award may become payable; and

         (f) the form in which the Award will be paid, such as cash, Shares or restricted Shares or any combination of the foregoing.

     The Program Rules will be adopted by the Committee prior to, or as soon as practical after, the commencement of each Plan Year. Subject to the provisions of the Plan and its right to delegate its responsibilities, the Committee will also have the discretionary authority to interpret the Plan and the Incentive Awards issued under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards; and to make all other determinations deemed necessary or advisable in administering the Plan. The determinations of the Committee on the matters referred to in paragraphs (a) through (f) of this Section 4 shall be submitted at least annually to the Board of Directors for its consideration and ratification. For Participants who are not Named Executive Officers, the Committee may in its discretion establish performance measures not listed in this Section 4 without obtaining shareholder approval.


5.       PARTICIPATION

     Eligibility for participation in the Plan is limited to the Presidents and certain other executives of the Company's Business Units or affiliates thereof who hold key management and staff positions. From among those eligible and based upon the recommendations of the Chairman of the Board and/or the Chief Executive Officer and other designees, the Committee will designate by name or position the Participants each Plan Year. Any employee who is a Participant in one Plan Year may be excluded from participation in any other Plan Year. If, during the Plan Year, a Participant other than a Named Executive Officer, changes employment positions to a new position which corresponds to a different award level, the Committee may, in its discretion adjust the Participant's award level for such Plan Year. The Committee may, in its discretion, designate employees who are hired after the beginning of the Plan Year as Participants for such Plan Year and as eligible to receive full or partial Incentive Awards for such year.


6.       INCENTIVE  AWARDS

         (A)    DETERMINATION  OF  THE  AMOUNT  OF  INCENTIVE  AWARDS

     As soon as administratively practical after the end of each Plan Year, the Committee, in its sole discretion, shall determine the extent to which the performance targets and measurement criteria established pursuant to Section 4 above have been achieved for such Plan Year based upon information prepared by the Company's Chief Financial Officer. Subject to the right to decrease an award as described in the next paragraph, the Participant's Incentive Award shall be computed by the Committee based upon the achievement of the established performance targets, measurement criteria and the requirements of the Plan. The Committee, in determining whether performance targets have been met, may adjust the Company's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis); provided, that for purposes of determining the Incentive Awards of Named Executive Officers, the Committee shall exclude unusual items whose exclusion has the effect of increasing income, earnings, or other measurements if such items constitute "extraordinary items" under


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generally  accepted  accounting  principles or are significant unusual items. In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

     The Committee may, in its sole discretion, decrease the amount of a Participant's Incentive Award for a Plan Year based upon such factors as it may determine, including the failure of the Company or a Business Unit to meet certain performance goals or of a Participant to meet his Personal Performance Goals. The factors to be used in reducing an Incentive Award may be established at the beginning of a Plan Year and may vary among Participants.

     In the event that the Company's or a Business Unit's performance is below the performance thresholds for the Plan Year and the Incentive Awards are reduced or canceled, the Committee may in its discretion grant Incentive Awards to deserving Participants, except for Participants who are Named Executive Officers.

     The Program Rules and Incentive Awards under the Plan shall be administered in a manner to qualify payments under the Plan to the Named Executive Officers for the performance based exception under Code Section 162(m) and the regulations thereunder, except where the Board of Directors determines such compliance is not necessary or desirable. The maximum Incentive Award that may be paid to an individual Participant for a Plan Year shall not exceed $1.0 million.

         (B)    ELIGIBILITY  FOR  PAYMENT  OF  INCENTIVE  AWARD

     No Participant will have any vested right to receive any Incentive Award until such date as the Board of Directors has ratified the Committee's (or its designee's) recommendation with respect to the payment of individual Incentive Awards, except where the Committee determines such ratification is not necessary. No Incentive Award will be paid to any Participant who is not an active employee of the Company or an affiliate on the date the Board of Directors has ratified the payment of such Incentive Awards; provided, however, at the discretion of the Committee or its designee (subject to ratification by the Board of Directors, where required), a partial Incentive Award may be authorized by the Committee to be paid to Participants (or their beneficiaries) who are terminated by the Company without cause or who retire, die or become permanently and totally disabled during the Plan Year or prior to payment of the Incentive Award. No Participant entitled to receive an Incentive Award shall have any interest in any specific asset of the Company, and such Participant's rights shall be equivalent to that of a general unsecured creditor of the Company.

         (C)    PAYMENTS  OF  AWARDS

     The Awards will be payable in cash, provided that the Committee shall have the authority to provide in the Program Rules that all or a portion of the Award will be paid in Shares and/or that the Participant may elect to receive all or a portion of his Award in Shares. For this purpose, the Shares will be valued at the closing price of the Shares on the primary securities exchange on which they are traded on the last trading day of the fiscal year, unless the Committee


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provides  otherwise.  The  Committee may elect to place transferability, vesting and  resale  restrictions  on  the  Shares.

     The Committee may also provide in the Program Rules that if the Participant elects to receive a portion of the Award in Shares, the Participant will receive an additional number of Shares ("Additional Shares") equal to a certain percentage (not to exceed 100%) of the number of Shares received by reason of his election, plus an additional cash bonus equal to the fair market value (determined as of the last trading day of the fiscal year) of the Additional Shares received multiplied by a percentage amount to help offset income tax liability. The Committee may elect to place restrictions, such as a vesting schedule related to continuing employment, transferability, and resale restrictions, on the Additional Shares. Subject to adjustment as provided in
Section 7, the maximum number of Shares available for grant under the Program shall not exceed an aggregate of twenty five million (25,000,000) Shares, unless and until such amount is increased in accordance with the program.

     Payment of the Awards shall be made within ninety (90) days after the close of the Company's fiscal year, or such other period as may be specified by the Committee in the Program Rules.


7.       RECAPITALIZATION  OF  THE  COMPANY

     In the event of a recapitalization of the Company or its merger into or consolidation with another corporation, a Participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a shareholder of the Company holding Shares pursuant to the Plan at the time of such recapitalization, merger or consolidation. In the event of a stock split, stock dividend or combination of shares with respect to the Common Stock of the Company after the determination of the number of Shares to which a Participant is entitled but before delivery of such Shares to the Participant, then the number of Shares that such Participant shall be entitled to receive shall be proportionately adjusted.


8.       INVESTMENT  REPRESENTATION  AND  RESTRICTIONS  ON  THE  STOCK

     Any Shares to be issued to a Participant pursuant to the Plan may be unregistered and, at the option of the Company, the Participant may be required to execute an investment letter in form satisfactory to the Company. The Shares shall bear a legend reflecting the investment representation and the unregistered status of the Shares.


9.       CHANGE  IN  CONTROL

     The Committee may provide in the Program Rules or in the Award agreement that upon the occurrence of a Change in Control, the Participant's Incentive


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Award  for  the  Plan  Year,  determined  at the Target Award level (without any reductions under Section 6(a)) shall be deemed to have been fully earned for the Plan Year. The Committee may also provide that the Participant shall only be entitled to a pro rata portion of his Incentive Award based upon the number of days within the Plan Year that had elapsed as of the effective date of the Change in Control. The Award agreement may also provide for accelerated payments of Incentive Awards upon the occurrence of a Change in Control.


10.      DEFERRAL

     The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of earning an Award under this Plan. If any such deferral election is required or permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferral.


11.      BENEFICIARY

     Each Participant will designate a person or persons to receive, in the event of death, any Incentive Award to which he or she would then be entitled under Section 6(b). Such designation will be made in the manner determined by the Committee and may be revoked by the Participant in writing. If a Participant fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.


12.      WITHHOLDING  OF  TAXES

     The Company shall deduct from each Incentive Award the amount of any taxes required to be withheld by any governmental authority.


13.      EMPLOYMENT

     Nothing in the Plan or in any Incentive Award shall confer (or be deemed to confer) upon any Participant the right to continue in the employ of the Company, a Business Unit or an affiliate, or interfere with or restrict in any way the rights of the Company, a Business Unit or an affiliate to discharge any Participant at any time for any reason whatsoever, with or without cause.


14.      SUCCESSORS

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding upon any successor to the Company, whether such successor is the result of an acquisition of stock or assets of the Company, a merger, a consolidation or otherwise.

15.      TERMINATION  AND  AMENDMENT  OF  THE  PLAN;  GOVERNING  LAW

     The Committee, subject to the ratification rights of the Board of Directors, has the right to suspend or terminate the Plan at any time, or to amend the Plan in any respect, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under an Incentive Award approved under Section 6(b).

     The Plan shall be interpreted and construed under the laws of the State of California.

     The Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the Committee shall interpret and administer the provisions of the Plan and any Award agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award under the Plan, the Committee may, subject to this Section 15, make any adjustments it deems appropriate in such Award.

     AS APPROVED BY THE BOARD OF DIRECTORS OF ADSOUTH PARTNERS, INC. ON FEBRUARY 27, 2004.

                                   ADSOUTH  PARTNERS,  INC.


                                   By:  /s/ John P. Acunto, Jr.
                                        --------------------------------
                                        John  P.  Acunto,  Jr.
                                        Chairman  of  the  Board


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